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                                                                    Exhibit 3.23

[LOGO]         Industry Canada         Industrie Canada

  Certificate                                                 Certificat
  of Amendment                                                de modification

  Canada Business                                             Loi canadienne sur
  Corporations Act                                            les societes par actions

  -----------------------------------------------------------------------------------------------------------------

  Videotron (Regional) ltee

  Videotron (Regional) Ltd.                                   398967-4

  ----------------------------------------------------        ----------------------------------------------------
  Name of corporation -- Denomination de la societe           Corporation number -- Numero de la societe

  I hereby certify that the articles of the above-            Je certifie que les statuts de la societe
  named corporation were amended:                             susmentionnee ont ete modifies:

  a)   under section 13 of the CANADA        / /    a)        en vertu de l'article 13 de la LOI
       BUSINESS CORPORATIONS ACT in                           CANADIENNE SUR LES SOCIETES PAR
       accordance with the attached                           ACTIONS, conformement a l'avis
       notice;                                                ci-joint;

  b)   under section 27 of the CANADA        / /    b)        en vertu de l'article 27 de la LOI
       BUSINESS CORPORATIONS ACT as set                       CANADIENNE SUR LES SOCIETES PAR
       out in the attached articles of                        ACTIONS, tel qu'il est indique dans
       amendment designating a series of                      les clauses modificatrices
       shares;                                                ci-jointes designant une serie
                                                              d'actions;

  c)   under section 179 of the CANADA       /X/    c)        en vertu de l'article 179 de la LOI
       BUSINESS CORPORATIONS ACT as set                       CANADIENNE SUR LES SOCIETES PAR
       out in the attached articles of                        ACTIONS, tel qu'il est indique dans
       amendment;                                             les clauses modificatrices
                                                              ci-jointes;

  d)   under section 191 of the CANADA       / /    d)        en vertu de l'article 191 de la LOI
       BUSINESS CORPORATIONS ACT as set                       CANADIENNE SUR LES SOCIETES PAR
       out in the attached articles of                        ACTIONS tel qu'il est indique dans
       reorganization;                                        les clauses de reorganization
                                                              ci-jointes;

                  (SIGNED)                               January 9, 2002 / le 9 janvier 2002

           Director -- Directeur                      Date of Amendment -- Date de modification
  -----------------------------------------------------------------------------------------------
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Canada
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
  1 -- Name of corporation -- Denomination de la societe  2 -- Corporation No. -- N(o) de la societe

  TDM Newco Inc.                                          398967-4
  3 -- The articles of the above-named corporation are    Les statuts de la societe mentionnee ci-dessus sont
    amended                                               modifies de la facon suivante:
      as follows:

                                                          The name of the corporation shall be changed to
                                                          Videotron (Regional) ltee and its English version
                                                          Videotron (Regional) Ltd.


  Date                                 Signature                            Title -- Titre

  January 8, 2002                      s/Claude Helie                       Director
                                       Claude Helie
  IC 3069 (11-94) (cca 1387)                                                FOR DEPARTMENTAL USE ONLY --
                                                                            A L'USAGE DU MINISTERE
                                                                            SEULEMENT

                                                                            Filed -- Deposee
                                                                            JAN. 10 2002
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